Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to 18 U.S.C. Section 1350
As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Kyle L. Sauers, Chief Financial Officer of Echo Global Logistics, Inc. (the "Company"), hereby certify, that:

(1) The Company's Quarterly Report on Form 10-Q for the period ended March 31, 2019 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Form 10-Q fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date:	April 25, 2019	/s/ KYLE L. SAUERS
Kyle L. Sauers Chief Financial Officer